EXHIBIT 23.1

                      CONSENT OF PRICEWATERHOUSECOOPERS LLP



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                       CONSENT OF INDEPENDENT ACCOUNTANTS





         We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 5, 2003 relating to the financial statements of PHL Variable Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





         /s/ PricewaterhouseCoopers LLP
         Hartford, Connecticut
         April 28, 2003